SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                September 6, 2000
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                        (Date of earliest event reported)


                     Horizon Financial Services Corporation
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             (Exact name of registrant as specified in its charter)


  Delaware                          0-24036                      42-1419757
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(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

301 First Avenue East Oskalossa, Iowa                               52577
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(Address of principal executive offices)                          (Zip Code)


                                 (515) 673-8328
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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
Item 5. Other Items

         On  August  29,  2000,  Horizon  Financial  Services  Corporation  (the
"Company"), the holding company for Horizon Federal Savings Bank (the "Savings Bank"), announced the Company's earnings for the quarter ended June 30, 2000 and the date of its annual meeting of shareholders. For additional information, reference is made to the Press Release, dated August 29, 2000 , which is attached hereto as Exhibit 99 and is incorporated herein by reference.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Horizon Financial Services Corporation



Dated:  September 6, 2000                 By:    /s/ Robert W. DeCook
                                                 -------------------------
                                                 Robert W. DeCook
                                                 President and
                                                 Chief Executive Officer





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